SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2009

-------------------------------------------------------

(Date of Report: Date of earliest event reported)

Cordia Corporation

-------------------------------------------------------------

(Exact name of registrant as specified in its charter)

Nevada                                              33-23473                         11-2917728

--------------------------------            ---------------------------------      ----------------------------

(State or other jurisdiction)           (Commission File Number)     (IRS Employer ID No.)

of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

----------------------------------------------------------------------

(Address of principal executive office)

Registrant's telephone number, including area code: 866-999-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/

Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/

Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

FACTORING AND SECURITY AGREEMENT

On March 16, 2009, Cordia Corporation, (“Cordia”), a Nevada corporation, through its subsidiary Cordia Prepaid Corp. (“CPC”) entered into a Factoring and Security Agreement with Thermo Credit, LLC (“Thermo”), a Colorado limited liability company, in which CPC will offer to sell, transfer, and assign certain eligible receivables to Thermo in exchange for payment of the net value of the purchased receivables after deducting applicable LEC and billing fees, adjustments and reserves.

The Agreement is for a term of two (2) years and provides for an initial purchase commitment of up to $1,200,000 of eligible receivables.

The first purchase of eligible receivables in the amount of approximately $789,000 occurred on March 16, 2009.  The net payment received by Cordia was approximately $600,000 after adjustment which included an initial commitment fee of 2 % of the initial purchase commitment payable in two equal installments, the first of which was paid at the time of the first purchase.

THIRD AMENDMENT TO FACTORING AND SECURITY AGREEMENT

On March 16, 2009, Cordia Corporation, (“Cordia”), a Nevada corporation, entered into an Amendment to Factoring and Security Agreement (“Amendment”) with Thermo Credit, LLC (“Thermo”), a Colorado limited liability company, amending the original agreement between the parties dated September 21, 2007.  The Amendment changes the termination date of the agreement from September 14, 2010 to March 16, 2011.  The purpose of the Amendment was to make the Factoring Agreement between Thermo and CPC coterminous with this Amendment.  With the execution of this Amendment Cordia paid to Thermo a purchase commitment fee equal to 0.375 of the purchase commitment which is $20,625.  The remaining terms, provisions and conditions of the original agreement remain unchanged and in full force and effect.

The information included in this Form 8-K is not to be incorporated into Cordia’s other SEC filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                                                          Title of Document

99.1

Factoring and Security Agreement dated March 16, 2009

99.2                                                                             Amendment to Factoring and Security Agreement dated March 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                          Cordia Corporation

                                                                                                          By: /s/ Kevin Griffo

Date: March 20, 2009

                      Kevin Griffo, Chief Executive Officer,

                                                                                                          Duly Authorized Officer